UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION
                                 CURRENT REPORT

                            PURSUANT TO SECTION 14(C)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 24, 2000


                   Golden Opportunity Development Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    LOUISIANA
                                    ---------
         (State or other jurisdiction of incorporation or organization)

  38114T 10 9                                             87-0067813
 ----------------                                      -----------------
  (CUSIP Number)                            (IRS Employer Identification Number)



                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
                           --------------------------
                    (Address of principal executive offices)

                                 (801) 575-8073
                                 --------------
              (Registrant's telephone number, including area code)


                        We Are Not Asking You For a Proxy
                                       AND
                    You Are Requested Not to Send Us A Proxy


Check the appropriate box:
    [X] Preliminary Information Statement

    [ ] Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
        14c-5(d)(2)

    [ ] Definitive Information Statement

Payment of Filing Fee (Check the appropriate box):

    [  ]    No fee required.

    [  ] Fee computed on table below per Exchange Act Rules 14(c)-5(g) and 0-11.

          1) Title of each class of securities to which transaction applies:

          2) Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          4) Proposed maximum aggregate value of transaction:

          5) Total fee paid: $125.00

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          1) Amount Previously Paid:

          2) Form, Schedule or Registration No.:

          3) Filing Party:

          4) Date Filed

--------------------------------------------------------------------------------

                   Golden Opportunity Development Corporation
                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
                  Notice of Proposed Action by Written Consent
                                      of a
                    Majority of the Outstanding Common Stock
                   to be taken on or about September 4, 2000.

To the Stockholders of Golden Opportunity Development Corporation:

         Notice is hereby given that by Written Consent by the holders of a majority in excess of 80% of the outstanding common stock of Golden Opportunity Development Corporation (the "Company") it has been proposed that the Company Change its State of Domicile from the State of Louisiana to the State of Nevada, and that the Company adopt a 10 for 1 forward split of the outstanding shares of the Company.

         Only stockholders of record at the close of business on August 10, 2000 will be given Notice of the Action by Written Consent. The Company is not soliciting proxies.

                                       By Order of the Board of Directors

                                       /s/Svetlana Senkovskaia

                                        Secretary of the Company

                   GOLDEN OPPORTUNITY DEVELOPMENT CORPORATION
                               268 West 400 South
                                    Suite 300
                           Salt Lake City, Utah 84101
                            Telephone (801) 575-8072

                              INFORMATION STATEMENT
                      ACTION BY A MAJORITY OF STOCKHOLDERS

This Information Statement is furnished to all holders of the Common Stock, $.001 par value per share, of the Company, in connection with proposed action by holders of a majority of the issued and outstanding shares of common voting stock of Golden Opportunity Development Corporation, a Louisiana Corporation (the "Company") to change the domicile of the Company from the State of Louisiana to the State of Nevada and to effect a 10 for 1 forward split of the shares of the Company. This action is proposed to occur on or about September 15, 2000. This Information Statement is first being mailed to stockholders on or about September 4, 2000.

Only stockholders of record at the close of business on August 10, 2000 are entitled to notice of the action to be taken. There will be no vote on the matters by the shareholders of the Company because the proposed action will be accomplished by the written consent of a majority of the shareholders of the Company as allowed by Article Eight of the Company's Articles of Incorporation.

The Company has entered into an Agreement and Plan of Merger with Golden Opportunity Development Corporation, a Nevada Corporation, pursuant to which the Company will merge with the Nevada corporation for the purpose of changing the domicile of the Company from the State of Louisiana to the State of Nevada. A ten (10) for one (1) forward split will be accomplished by the merger and holders of shares of the Company's $0.001 common stock will be entitled to receive ten (10) shares of the $0.001 common stock of the Nevada corporation for each share of the Company's $0.001 common stock upon consummation of the merger.

       WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND
                                   US A PROXY

      SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT
                                  STOCKHOLDERS

The following table sets forth certain information concerning the ownership of the Company's Common Stock as of August 10, 2000, with respect to: (i) each person known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock; (ii) all directors; and (iii) directors and executive officers of the Company as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of August 10, 2000, there were 275,423 shares of Common Stock issued and outstanding.

TITLE OF                 NAME AND ADDRESS OF                      AMOUNT        PERCENT OF
CLASS                    BENEFICIAL OWNER                       AND NATURE        CLASS
                                                                   OF
                                                                BENEFICIAL
                                                                 OWNERSHIP



Common Stock             Richard D. Surber                         188,523         68.4%
($0.001 par value)       268 West 400 South, Suite 300
                         Salt Lake City, Utah 84101

Common Stock             Svetlana Senkovskaia                      2,000           0.7%
($0.001 par value)       427 Lafayette Street
                         Baton Rouge, Louisiana 70802

Common Stock             John Fry                                  1,000           0.4%
($0.001 par value)       3619 Lakeview Road
                         Carson City, Nevada 89703

Common Stock             A-Z Oil, LLC                              20,000          7.3%
($0.001 par value)       268 West 400 South, Suite 300
                         Salt Lake City, Utah 84101

Common Stock             Pienne Chow Sau Har                       49,000          17.8%
($0.001 par value)       268 West 400 South, Suite 300
                         Salt Lake City, Utah 84101

Common Stock             Diversified Holdings I, Inc.              163,523         59.4%
($0.001 par value)       268 West 400 South, Suite 300
                         Salt Lake City, Utah 84101

Common Stock             All Officers and Directors as a Group     191,523         69.5%
($0.001 par value)


         CHANGING THE COMPANY'S STATE OF INCORPORATION FROM LOUISIANA TO
                         NEVADA (the "REINCORPORATION")

By consent of persons holding a majority in excess of 80% of the issued and outstanding shares of the Company's $0.001 par value voting stock, as allowed by Article Eight of the Company's Articles of Incorporation, Golden Opportunity Development Corporation, which presently is a Louisiana corporation, will be merged with and into Golden Opportunity Development Corporation, a Nevada corporation, a wholly owned subsidiary organized under Nevada law, with Golden Opportunity Development Corporation, a Nevada corporation becoming the surviving corporation. We sometimes refer to Golden Opportunity Development Corporation, a Nevada corporation as the Nevada corporation. The Nevada corporation's principal executive office is located at 268 West 400 South, Suite 300, Salt Lake City, Utah 84101, and its telephone number is (801) 575-8073.

Effective August 22, 2000, the Board of Directors approved the reincorporation proposal pursuant to the terms of the agreement and plan of merger, which is attached as Appendix "A," by which Golden Opportunity Development Corporation will be merged with and into Golden Opportunity Development Corporation, a Nevada corporation. Shareholders of Golden Opportunity Development Corporation common stock are not being requested to consider and approve the reincorporation proposal and will not vote on the proposal. We have summarized the material terms of the agreement and plan of merger below. This summary is subject to, and qualified in its entirety, by reference to the text of the agreement and plan of merger itself. No vote of holders of outstanding shares of the Company's common stock, other than those majority shareholders who have approved the proposed action, is necessary for approval of the reincorporation proposal.

       WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND
                                   US A PROXY

                NO CHANGE IN NAME, BUSINESS OR PHYSICAL LOCATION

The proposed merger will effect a change in the legal domicile of Golden Opportunity Development Corporation and other changes of a legal nature, the most significant of which are described below. However, the merger will not result in any change in our name, business, management, location of our principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the merger, which are immaterial). Our management, including all directors and officers, will remain the same after the merger and will assume identical positions with the Nevada corporation.

                             THE NEVADA CORPORATION

The Nevada corporation that will be the surviving corporation was incorporated under the Nevada Revised Statutes ("NRS") on August 23, 2000, exclusively for the purpose of merging with Golden Opportunity Development Corporation. Prior to the merger, the Nevada corporation will have no material assets or liabilities and will not have carried on any business.

The Nevada corporation's articles of incorporation and bylaws are substantially identical to the current articles of incorporation and bylaws of Golden Opportunity Development Corporation, except for statutory references necessary to conform to the NRS and other differences attributable to the differences between the NRS and the LBCL. A copy of the Nevada corporation's articles of incorporation and bylaws are attached as Appendix "B" and Appendix "C," respectively.

                        THE AGREEMENT AND PLAN OF MERGER

The agreement and plan of merger provides that Golden Opportunity Development Corporation will merge with and into the Nevada corporation, with the Nevada corporation then becoming the surviving corporation. The Nevada corporation will assume all assets and liabilities of Golden Opportunity Development Corporation, including obligations under our outstanding indebtedness and contracts. Our existing Board of Directors and officers will become the board of directors and officers of the Nevada corporation for identical terms of office. The Nevada corporation will also assume the name of "Golden Opportunity Development Corporation" in the merger.

Upon the effective date of the merger, each share of the Company's issued and outstanding common stock will automatically be converted into ten (10) fully paid and nonassessable share of common stock, $0.001 par value per share, of the Nevada corporation. We do not intend to issue new stock certificates to shareholders of record upon the effective date of the merger. Instead, each certificate representing issued and outstanding shares of our common stock immediately prior to the effective date of the merger will evidence ownership of shares of common stock of the Nevada corporation after the effective date of the merger.

PLEASE NOTE: Shareholders need not exchange their existing stock certificates for stock certificates of the Nevada corporation. However, after consummation of the merger, any shareholders desiring new stock certificates representing common stock of the Nevada corporation may submit their existing stock certificates to Corporate Stock Transfer, Inc., 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209, Telephone (303) 282-4800, the surviving corporation's transfer agent for cancellation, and obtain new certificates.

                 DESCRIPTION OF CAPITAL STOCK AND VOTING RIGHTS

The Company's authorized capital consists of 10,000,000 shares of Common Stock, $0.001 par value. As of August 10, 2000 there were 275,423 shares of Common Stock outstanding. The holders of Common Stock are entitled to vote on all matters to come before a vote of the shareholders of the Company. Golden Opportunity Development Corporation, a Nevada Corporation, the company which will be the surviving entity of the Merger, is capitalized for 100,000,000 shares of $0.001 par value common stock. The effect of the Merger will be to increase the number of authorized shares of the Company from 10,000,000 to 100,000,000.

           COMPARISON OF SHAREHOLDER RIGHTS UNDER NEVADA AND LOUISIANA
              CORPORATE LAW AND CHARTER DOCUMENTS BEFORE AND AFTER
                                 REINCORPORATION

 The Company is incorporated in the State of Louisiana, and the surviving corporation in the merger is incorporated in the State of Nevada. The Company's shareholders, whose rights are currently governed by the Louisiana Business Corporation Law ("LBCL") and the Company's articles of incorporation and bylaws, will, upon consummation of the merger, become shareholders of the Nevada corporation and their rights will be governed by the Nevada Revised Statutes ("NRS") and the articles of incorporation and bylaws of the Nevada corporation. Upon the filing with and acceptance by the Secretary of State of Nevada of Articles of Merger in Nevada, the Company will become Golden Opportunity Development Corporation, a Nevada Corporation, ("GODC Nevada") and the outstanding shares of Company Common Stock will be deemed for all purposes to evidence ownership of, and to represent, shares of GODC Nevada Common Stock.

The Nevada Charter Documents will replace the Company's current Articles of Incorporation, as amended ("Louisiana Articles") and the Louisiana Bylaws (together, the "Louisiana Charter Documents") including providing officers, directors and agents of GODC Nevada with certain indemnification rights in addition to those currently provided for the Company.

The following is a summary of the material differences between (a) the LBCL and our current articles of incorporation and bylaws and (b) the NRS and the articles of incorporation and bylaws of the Nevada corporation. This summary is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the LBCL, the NRS, and the articles of incorporation and bylaws of the Nevada corporation.

                            AUTHORIZED CAPITAL STOCK
                               NEVADA CORPORATION.

The following discussion is qualified in its entirety by reference to the Nevada Charter Documents. The authorized capital stock of GODC Nevada, upon effectuation of the transaction set forth in the Merger Agreement is 100,000,000 shares as hereinafter set forth. The description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, restrictions and preferences granted to and imposed upon the shares of each class are discussed below.

COMMON STOCK. The total number of shares of Common Stock this Corporation will have the authority to issue is one hundred million (100,000,000). The Common Stock will have a stated par value of $0.001 per share. Each share of Common Stock will have, for all purposes one (1) vote per share. The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required or requested.

       VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS

NEVADA. Approval of consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote thereon.

LOUISIANA. Under the Louisiana Business Corporations Law ("LBCL"), amendments to the articles of incorporation must be approved by two thirds of the shares voting, unless these corporations have adopted a provision in their articles of incorporation calling for a different voting requirement. The Company's articles of incorporation contained such a provision, adopted March 13, 1999, which has the effect of requiring a majority vote, rather than a two-thirds vote, for amendments to the articles of incorporation.

                     SHAREHOLDERS CONSENT WITHOUT A MEETING

NEVADA. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In no instance where action is authorized by written consent need a meeting of shareholders be called or notice given.

LOUISIANA. Any action required or permitted by the LBCL to be taken at a meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by all shareholders, or, if so provided in the Articles of Incorporation, by those shareholders holding at least a majority of the voting power or that proportion of total voting control provided for in the Articles of Incorporation. In no instance where action is authorized by written consent need a meeting of shareholders be called or notice given.

The Articles of Incorporation of the Company provide, in Article Eight, that Consent of a majority of the voting power of the corporation is sufficient to take action on behalf of the corporation.

                             ANTI-TAKEOVER STATUTES

NEVADA. Except under certain circumstances Nevada law prohibits a "business combination" between the corporation and an "interested shareholder," however the Nevada Articles expressly elect not to be governed by these provisions as contained in NRS 87.411 to 78.444 inclusive. To the extent permissible under the applicable law of any jurisdiction to which the corporation may become subject by reason of the conduct of business, the ownership of assets, the residence of shareholders, the location of offices or facilities, or any other item, the Company has elected not to be governed by the provisions of any statute that (i) limits, restricts, modified, suspends, terminates, or otherwise affects the rights of any shareholder to cast one vote for each share of common stock registered in the name of such shareholder on the books of the corporation, without regard to whether such shares were acquired directly from the Company or from any other person and without regard to whether such shareholder has the power to exercise or direct the exercise of voting power over any specific fraction of the shares of common stock of the Company issued and outstanding or
(ii) grants to any shareholder the right to have his or her stock redeemed or purchased by the corporation or any other shareholder on the acquisition by any person or group of persons of shares of the Company. In particular, to the extent permitted under the laws of the state of Nevada, the Company elects not to be governed by any such provision, including the provisions of the Nevada Control Share Acquisitions Act, Sections 78.378 to 78.3793, inclusive, of the Nevada Revised Statutes, or any statute of similar effect or tenor.

LOUISIANA. Louisiana law does not specifically address anti-takeover provisions.

                               QUORUM OF DIRECTORS

NEVADA. A majority of the Board of Directors in office will constitute a quorum for the transaction of business, but if at any meeting of the Board there be less than a quorum present, a majority of those present may adjourn from time to time, until a quorum shall be present, and no notice of such adjournment shall be required. The Board of Directors may prescribe rules not in conflict with these Bylaws for the conduct of its business; provided, however, that in the fixing of salaries of the officers of the corporation, the unanimous action of all the directors shall be required.

LOUISIANA. A quorum at all meetings of the Board of Directors consists of a majority of the number of directors then holding office, but a smaller number may act to fill a vacancy in the Board of Directors created by the Death, disqualification or Resignation of one or more of the Directors. The act of a majority of the Directors present at a meeting which a quorum is present shall be the act of the Board of Directors.

                        SPECIAL MEETINGS OF SHAREHOLDERS

NEVADA. Special meetings of the shareholders may be held at the office of the corporation in the State of Nevada, or elsewhere, whenever called by the President, or by the Board of Directors, or by vote of, or by an instrument in writing signed by the holders of a majority of the issued and outstanding capital stock. Not less than ten (10) nor more than sixty (60) days written notice of such meeting, specifying the day, hour and place, when and where such meeting shall be convened, and the objects for calling the same, shall be mailed in the United States Post Office, or via express or overnight mail, addressed to each of the shareholders of record at the time of issuing the notice, and at his, her, or its address last known, as the same appears on the books of the corporation. 13 The written certificate of the officer or officers calling any special meeting setting forth the substance of the notice, and the time and place of the mailing of the same to the several shareholders, and the respective addresses to which the same were mailed, shall be prima facie evidence of the manner and fact of the calling and giving such notice.

LOUISIANA. A corporation shall hold a special meeting of shareholders: (a) On call of its president or board of directors or the person or persons authorized by the bylaws or resolution of the board of directors to call such a meeting; or
(b) If the corporation receives one or more written demands for the meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing at least twenty percent ( or such lesser or greater proportion as may be fixed in the articles or in a by-law adopted by the shareholders)of all the votes entitled to be cast on any issue proposed to be considered at the meeting. Special shareholders' meetings may be held in or out of this state at the place stated in or fixed in accordance with the bylaws, or, if not so stated or fixed, at a place stated in or fixed in accordance with a resolution of the board of directors. If no place is so stated or fixed, special meetings shall be held at the corporation's principal office. Not less than ten
(10) nor more than sixty (60) days written notice of such meeting, specifying the day, hour and place, when and where such meeting shall be convened, and the objects for calling the same, shall be delivered to each of the shareholders of record at the time of issuing the notice, and at his, her, or its address last known, as the same appears on the books of the corporation.

                   INCREASING OR DECREASING AUTHORIZED SHARES

NEVADA. Nevada law allows the Board of Directors of a Corporation, unless restricted by the Articles of Incorporation, to increase or decrease the number of authorized shares in the class or series of the corporations shares and correspondingly effect a forward or reverse split of any such class or series of the corporation's shares without a vote of the shareholders, so long as the action taken does not change or alter any right or preference of the shareholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.

LOUISIANA. Louisiana law requires amendment of the Articles of Incorporation to increase or decrease the number of authorized shares of any class.

                              AMENDMENTS TO CHARTER

NEVADA. The articles of incorporation may be amended in any of the following respects by a vote of a majority of the shareholders entitled to vote on an amendment: (a) by addition to its corporate powers and purposes, or diminution thereof, or both. (b) by substitution of other powers and purposes, in whole or in part, for those prescribed by its articles of incorporation, (c) by increasing, decreasing or reclassifying its authorized stock, by changing the number, par value, preferences, or relative, participating, optional or other rights, or the qualifications, limitations or restrictions of such rights, of its shares, or of any class or series of any class thereof whether or not the shares are outstanding at the time of the amendment, or by changing shares with par value, whether or not the shares are outstanding at the time of the amendment, into shares without par value or by changing shares without par value, whether or not the shares are outstanding at the time of the amendment, into shares with par value, either with or without increasing or decreasing the number of shares, and upon such basis as may be set forth in the certificate of amendment, (d) by changing the name of the corporation, (e) by making any other change or alteration in its articles of incorporation that may be desired. If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

LOUISIANA. The board of directors may propose an amendment to the articles of incorporation for submission to the shareholders. For an amendment to the articles of incorporation to be adopted, such amendment shall be approved by each voting group entitled to vote separately on the amendment by two-thirds of all the votes entitled to be cast on the amendment by that voting group unless the Company's Articles of Incorporation provide otherwise. The Company's Articles of Incorporation provide for amendment upon the affirmative vote of a majority of the shareholders voting on the issue.

             NOTICE, ADJOURNMENT AND PLACE OF SHAREHOLDERS' MEETINGS

NEVADA. The Board of Directors may designate any place, either within or without the state of incorporation, as the place of meeting for any annual or special meeting. A waiver of notice, signed by all shareholders entitled to vote at a meeting, may designate any place, either within or without the state of incorporation, as the place for the holding of such meeting. If no designation is made, the place of meeting shall be the registered office of the corporation in the state of incorporation. Nevada Bylaws provide that the notification of the annual meeting shall state the purpose or purposes for which the meeting is called and the date, time, and the place, which may be within or without this state, where it is to be held. A copy of such notice shall be either delivered personally to, or shall be mailed with postage prepaid, to each shareholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting.

LOUISIANA. Written notice stating the place, day, and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting, to each shareholder of record entitled to vote at such meeting. Adjournments of any annual or special meeting may be taken without new notice being given unless a new record date is fixed for the adjourned meeting. A meeting to elect directors can only be adjourned from day to day until such directors have been elected.

                                    DIRECTORS

NEVADA. The Nevada Certificate provides that the initial number of members of the Nevada board shall be three (3), and thereafter shall not be less than one nor more than seven (7), and may, at any time or times, be increased or decreased by a duly adopted amendment to the Articles of Incorporation, or in such manner as shall be provided in the Bylaws of the corporation or by an amendment to the Bylaws of the corporation duly adopted by either the Board of Directors or the Shareholders.

LOUISIANA. The Louisiana Articles provide only that the affairs of the Corporation shall be governed by its Board of Directors.

                               DISSENTERS' RIGHTS

NEVADA. Shareholders are entitled to demand appraisal of their shares in the case of mergers or consolidations, except where: (i) they are shareholders of the surviving corporation and the merger did not require their approval under the Nevada Revised Statutes (NRS); (ii) the corporation's shares are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by The National Association of Securities Dealers, Inc.; or (iii) the corporation's shares are held of record by more than 2,000 shareholders. Appraisal rights are available in either
(i), (ii) or (iii) above, however, if the shareholders are required by the terms of the merger or consolidation to accept any consideration other than (a) stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of another corporation which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares, or (d) any combination of the foregoing appraisal rights are not available in the case of a sale, lease, exchange or other disposition by a corporation of all or substantially all of its property and assets.

LOUISIANA. In Louisiana, the rights and restrictions afforded dissenting shareholders are set out in Section 12-131 of the Revised Statutes of Louisiana. A shareholder, upon the sale, lease or exchange of all of the Corporation's assets, or upon the Corporation becoming a party to a merger or consolidation, unless such action is taken on a vote of at least 80% of the Corporation's total voting power, will have the right to dissent. The right to dissent does not exist if the sale of corporate assets is pursuant to a court order from a court having jurisdiction of the premises or where the sale is for cash where substantially all of the net proceeds are to be distributed to shareholders, or where the corporation's shares were, on the record date, listed on a national securities exchange, or were designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, unless the Articles of the corporation issuing such stock provide otherwise, or the shares of such shareholders were not converted by the merger or consolidation solely into shares of the surviving or new corporation.

          DISSENTERS' RIGHTS AS A RESULT OF THE REINCORPORATION MERGER

Shareholders do not have dissenters' rights under Louisiana law as a result of the proposed reincorporation because it was approved by shareholders owning in excess of 80% of the shares of the Corporation. Chapter 12, Section 131(A) of the Louisiana Revised Statutes eliminates any dissenter's rights with respect to a merger approved by 80% or more of the outstanding shares of the Corporation. A copy of Section 12- 131 of the Louisiana Revised Statutes is attached hereto as Appendix D to this Information Statement.

                         INSPECTION OF BOOKS AND RECORDS

NEVADA. Pursuant to the Bylaws of GODC Nevada, the Board of Directors shall have power to close the share books of the corporation for a period of not to exceed sixty (60) days preceding the date of any meeting of shareholders, or the date for payment of any dividend, or the date for the allotment of rights, or capital shares shall go into effect, or a date in connection with obtaining the consent of shareholders for any purpose. In lieu of closing the share transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding sixty
(60) days preceding the date of any meeting of shareholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital shares shall go into effect, or a date in connection with obtaining any such consent, as a record date for the determination of the shareholders entitled to a notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent. If the share transfer books shall be closed or a record date set for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for, or such record date shall be, at least ten (10) days immediately preceding such meeting.

LOUISIANA. Upon five (5) days prior notice, a shareholder, or combination of two or more shareholders owning at least five percent (5%) of the shares of the Corporation have the right to inspect the books and records of the Corporation

                    TRANSACTIONS WITH OFFICERS AND DIRECTORS

NEVADA. Article 10. of the Nevada Charter documents state that the Nevada Corporation expressly elects NOT to be governed by NRS 78.411 to 78.444 inclusive, which govern combinations with interested shareholders, affiliates and associates of the Nevada Corporation. The result of this election provides greater freedom to the Nevada Corporation regarding certain mergers, consolidations, sales, transfers and other dispositions between itself and interested shareholders of the Nevada Corporation.

LOUISIANA. The Company Articles in conjunction with the LBCL provide that no contract or other transaction between the Corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers or are financially interested shall either be void or voidable solely because of such relationship or interest or solely because such directors are present at the meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction or solely because their votes are counted for such purpose if: (a) the fact of such relationship or interest is disclosed or know to the board of directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purposes without counting the votes or consents of such interested directors; or (b) the fact that such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or (c) the contact or transaction is fair and reasonable to the corporation. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction.

                        ELECTION AND REMOVAL OF DIRECTORS

NEVADA. The Nevada Bylaws provide each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. Vacancies on the board may be filled by the remaining directors or the shareholders.

LOUISIANA. The Louisiana Bylaws provide that each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. Vacancies on the board may be filled by the remaining directors or the shareholders.

      LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND
                                    DIRECTORS

NEVADA. Pursuant to the Nevada Charter Documents, the corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he or she had reasonable cause to believe that his or her conduct was unlawful.

LOUISIANA. The Louisiana Articles provide, to the extent allowable under Louisiana law, that the corporation shall eliminate or limit the personal liability of a director to the corporation or to its shareholders for monetary damages for any action taken or failure to take any action as a director of the Corporation. The Louisiana Articles also provide, to the fullest extent permitted by Louisiana Law, for indemnification of employees, fiduciaries and employees to the extent provided for in the Bylaws of the Corporation.

           INCORPORATION BY REFERENCE OF CERTAIN FINANCIAL INFORMATION

The following portions of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 are incorporated herein by reference: "Item
1. Business", "Item 5. Market Information for Common Equity and Related Shareholder Matters", and "Item 7. Financial Statements."' The following portions of the Company's Quarterly Report on Form 10-QSB for the period ended June 30, 2000 are also incorporated herein by reference: "Part I. Item 1:
Financial Statements" and "Part I. Item 2: Management's Discussion and Analysis of Financial Condition and Results of Operations."' Copies of these documents are available without charge to any person, including any beneficial holder of the Company's Common Stock to whom this Proxy Statement was delivered, on written or oral request to Golden Opportunity Development Corporation 268 West 400 South, Suite 300, Salt Lake City, Utah 84101, Attention: Secretary (telephone number: (801) 575-8073). Any statement contained in a document all or a portion of which is incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Proxy Statement except as so modified or superseded.

The Company currently has 10,000,000 authorized shares of Common Stock, par value $0.001 per share, of which 275,423 shares were outstanding on August 10, 2000.

                           INCREASE IN CAPITALIZATION

The Company currently has 10,000,000 authorized shares of Common Stock, par value $0.001 per share, of which 275,423 shares were outstanding on August 10, 2000.

Golden Opportunity Development Corporation a Nevada Corporation, into which the Company will merge to accomplish its change of domicile, if approved by the stockholders, is authorized to issue 100,000,000 shares of common stock par value $0.001. The effect of the merger will be to increase the number of authorized common shares which may be issued by the Company from 10,000,000 to 100,000,000.

Although currently authorized shares may be sufficient to meet anticipated needs in the immediate future, the Board considers it desirable that the Company has the flexibility to issue an additional amount of Common Stock without further stockholder action, unless otherwise required by law or other regulations. The availability of these additional shares will enhance the Company's flexibility in connection with any possible acquisition or merger, stock splits or dividends, financings and other corporate purposes and will allow such shares to be issued without the expense and delay of a special stockholders' meeting, unless such action is required by applicable law or rules of any stock exchange on which the Company's securities may then be listed.

Presently, the Company has issued only one class of stock, Common Stock, par value $0.001 per share. All of such shares are voting shares and have the same voting rights. However, none of such shares confer any preemptive rights on the holders thereof to purchase or receive any additional shares of the Company's Common Stock or any other securities, rights or options for the Company's securities authorized or acquired by the Company in the future. The Board may issue the Common Stock authorized by the Company's Charter for such consideration as may be fixed by the Board and for any corporate purpose without further action by the stockholders, except as may be required by law. Each share of Common Stock has equal dividend rights and participates equally upon liquidation.

             FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

The merger and resulting reincorporation of Golden Opportunity Development Corporation from Louisiana to Nevada will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, no gain or loss will be recognized by shareholders upon the conversion of Golden Opportunity Development Corporation common stock into the Nevada corporation's common stock. Each shareholder whose shares are converted into the Nevada corporation's common stock will have the same basis in the common stock of the Nevada corporation as such shareholder had in the common stock of Golden Opportunity Development
Corporation held immediately prior to the effective date of the merger. The shareholder's holding period in the Nevada corporation's common stock will include the period during which the corresponding shares of Golden Opportunity Development Corporation common stock were held.

PLEASE NOTE: No information is provided in this proxy statement regarding the tax consequences, if any, under applicable state, local or foreign laws, and each shareholder is advised to consult his or her personal attorney or tax advisor as to the federal, state, local or foreign tax consequences of the proposed reincorporation in view of the shareholder's individual circumstances.

In addition, neither the Company nor GODC Nevada will recognize gain or loss as a result of the Reincorporation, and GODC Nevada will generally succeed, without adjustment, to the tax attributes of the Company. Nevada has no corporate income tax, no taxes on corporate shares, no franchise tax, no personal income tax, no I.R.S. information sharing agreement, nominal annual fees, minimal reporting and disclosure requirements, and shareholders are not public record.

The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the Company's shareholders. The Company's shareholders are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation with respect to the application and effect of state, local and foreign income and other tax laws.

                           SECURITIES ACT CONSEQUENCES

The shares of the Nevada corporation's common stock to be issued in exchange for shares of Golden Opportunity Development Corporation common stock are not being registered under the Securities Act of 1933.

In that regard, the Nevada corporation is relying on Rule 145(a)(2) under the Securities Act of 1933, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act of 1933, and on interpretations of the Rule by the Securities and Exchange Commission which indicate that the making of certain changes in the Nevada corporation's articles of incorporation which could otherwise be made only with the approval of the shareholders of either corporation does not render Rule 145(a)(2) inapplicable.

After the merger, the Nevada corporation will continue to file periodic reports and other documents with the Securities and Exchange Commission and provide to its shareholders the same types of information that we have previously filed and provided. Shareholders holding restricted shares of common stock will have shares of the Nevada corporation's stock which are subject to the same restrictions on transfer as those to which their present shares of common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of the Nevada corporation's common stock will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, shareholders will be deemed to have acquired their shares of the Nevada corporation's common stock on the date they acquired their shares of Golden Opportunity Development Corporation's common stock. In summary, the Nevada corporation and its shareholders will be in the same respective positions under the federal securities laws after the merger as were Golden Opportunity Development Corporation and its shareholders prior to the merger.

                 AMENDMENT TO THE MERGER AGREEMENT; TERMINATION

The Merger Agreement may be terminated and the Reincorporation abandoned, notwithstanding shareholder approval, by the Board of Directors of the Company at any time before consummation of the Reincorporation if the Board of Directors of the Company determines that in its judgment the Reincorporation does not appear to be in the best interests of the Company or its shareholders. In the event the Merger Agreement is terminated, the Company would remain as a Louisiana corporation.

            MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

General

As used herein the term "Company" refers to Golden Opportunity Development Corporation, its subsidiaries and predecessors, unless the context indicates otherwise. The Company was incorporated in Louisiana on May 7, 1997 for the purpose of engaging in any lawful activity for which corporations may be formed under the Business Corporation Law of Louisiana.

The Company is currently engaged in the business of operating and acquiring hospitality property. The Company currently owns a 134 unit motel, a restaurant facility and four adjacent office retail buildings in Baton Rouge, Louisiana (the "Motel"). The Motel is located next to the Mississippi River, three blocks from a river boat dock, at 427 Lafayette Street, Baton Rouge, Louisiana. The Company is also actively seeking to acquire other hospitality properties.

The Motel

The Motel was acquired on May 31, 1997 by San Pedro Ltd. and the Smith Family Trust for the purpose of subsequently transferring the property to the Company for a 100% interest in the Company. The Company acquired the Motel for a One Million Nine Hundred Thousand Dollar ($1,900,000) note. Principal and interest on the mortgage are payable in 359 monthly installments of Eleven Thousand Three Hundred Ninety-One Dollars and Forty-Six Cents ($11,391.46) until July 1, 2027, when the remaining principal and interest is due in full. These payments are made to the General Lafayette Inc. c/o James A. Thom III, M.D. and his wife, Evelyn M Thom 130 Main Street, Baton Rouge, Louisiana, 70081. Additional consideration paid by the Company for the acquisition of the Motel included 75,000 shares of SynFuel Technology stock. No other liens or encumbrances on the Motel exist other than the note. The Motel is located in the Parish of East
Baton Rouge, State of Louisiana. The assessed value of the property and the Motel when it was acquired by the Company in May of 1997 was $200,000. The current assessed value of the property and Motel remains approximately $200,000.

The Motel currently has an occupancy rate of approximately 58% of its rentable rooms. However, the Company expects this rate to increase once the renovations are complete and the Motel becomes a Villager Lodge. The Motel generates average monthly rental revenues of approximately Twenty-Two Thousand Five Hundred Forty-Five Dollars ($22,545) and approximately Four Thousand Four Hundred Forty Dollars ($4,440) are generated from leases on other property . The Motel's current occupancy rate, based upon the number of available rooms, is as mentioned above, approximately 58%. The current number of available rooms is 74. The Motel's low occupancy rate is due in part to the fact that the Motel is in need of substantial repairs including repairs to sixty (60) rooms that are not rentable. If these sixty (60) unrentable rooms are added into the calculation of the Motel's occupancy rate, the Motel would have an occupancy rate of only 32%. The Company is in the process of renovating approximately one room a month until it obtains sufficient financing to renovate the entire Motel. At the time the Company acquired the Motel, approximately 40 rooms were rentable out of a total of 134 rooms. The neighborhood in which the Motel is located was considered economically depressed prior to the Company's acquisition of the Motel. However, the neighborhood over the last couple of years has been in the process of being revitalized. The Company suspects that the Motel's poor condition was the result of the Motel's prior inability to generate sufficient revenues to make the necessary upgrades, repair and improvements to properly maintain the property. The Motel's inability to generate sufficient revenues historically was most likely the result of the formerly depressed local economy. The Company has been unable to find adequate financing to fully renovate the Motel to date.

The Company's current plans are to renovate the Motel in compliance with the requirements of the Villager Franchise Systems, Inc. uniform franchise offering circular. The Company has retained the services of an architectural firm in its effort to begin renovations and thereby, comply with requirements of becoming a Villager Lodge Extended Stay Living Franchise. In July, 1999, the Company signed a Franchise Agreement with Villager Lodge. The Company is in the process of obtaining the necessary financing to begin operations as a Villager Lodge. The Company expects that the source of such financing will be bank or institutional financing, equity offerings and/or private placements. As mentioned above, the Company is currently financing renovations on a room by room basis with operating cash flows. The Company expects that initial costs to renovate the Motel in compliance with the Villager Lodge franchise agreement will be approximately $2,000 per room during the first year of operation as a Villager Lodge. The Company expects that after the first year of operations as a Villager Lodge, additional renovations will need to be made at a cost of approximately $2,000 to $3,000 per room.

Villager Lodge is a national chain with over ninety (90) locations throughout the country. Villager Lodge has a toll free 800 number for national reservations and directory assistance for Villager Lodge locations nation wide. Additionally, Villager Lodge maintains a national advertising campaign and an Internet website upon which potential guests can view the Villager Lodge national directory and make reservations at any Villager Lodge nation wide. Villager lodge has an Internet web site located at http://www.villager.com.

The estimated minimal initial costs to begin operations as a Villager Lodge is $250,000. The Company believes that it will need an additional $250,000 to fully complete the renovation requirements for the Village Lodge. The completion of renovations and the successful retention of the Villager Lodge franchise is expected to significantly increase the Motel's rental revenues. However, there is no guarantee that the Company will obtain the necessary financing to make the renovations required under the Licensing Agreement with Villager Lodge. In the event the Company does not obtain the necessary financing, the Company may not be able to operate as a Villager Lodge franchisee. In the event the Company is unable to comply with the requirement of the Villager Lodge Franchise Agreement because of a lack of financing, the Company will continue to operate its Motel as the General Lafayette Inn. Villager Lodge has agreed to release the Company from any liability under the Franchise Agreement, if the Company is unable to obtain sufficient financing.

Results of Operations

Revenues

Revenues for the three and six month periods ended June 30, 2000, were $76,927 and $157,883 respectively as compared to $97,549 and $185,327 for the same periods in 1999, a decrease of 21% and 15% respectively. The decrease in revenues was attributable to a decrease in occupancy.

Losses

Net losses for the three and six month periods ended June 30, 2000, were $87,167 and $178,769 respectively as compared to $37,020 and $67,598 for the same periods in 1999, an increase of $50,147 and $111,170 respectively. The increase in losses is attributable to a decrease in revenue in conjunction with an increase in repair expenses as well as a one time charge to correct depreciation schedules to amended useful life adjustments.

The Company expects to continue to incur losses at least through fiscal 2000 and
there  can  be  no   assurance   that  the  Company  will  achieve  or  maintain
profitability or that its revenue growth can be sustained in the future.

Expenses

General and administrative expenses for three and six month periods ended June 30, 2000 were $10,054 and $20,494 respectively as compared to $4,783 and $8,262 for the same periods in 1999. The reason for the $5,271 increase in the three month period ended June 30, 2000 is primarily attributable to audit costs incurred to meet the reporting requirements of the Securities Exchange Act of 1934.

Depreciation and amortization expenses for the three and six month periods ended June 30, 2000 were $25,757 and $36,181, respectively as compared to $12,888 and $23,628 for the same periods in 1999. The increase was due to recalculation of depreciation lives and adjustments in amortization schedules and valuations.

The Company expects increases in expenses through 2000 as the Company steps up its effort to acquire additional properties and works towards finalizing its efforts to begin operating as a Villager Lodge franchisee.

For the quarters ended June 30, 2000, and June 30, 1999, the Motel's direct operating costs were $100,832 and $89,026 respectively, an increase of $11,806. This increase is primarily attributable to expenses relating to needed repairs and increase in general maintenance to improve the facility in anticipation of operation as a Villager Lodge franchisee.

Liquidity and Capital Resources

The Company has expended significant resources on renovating the Motel and maintenance because of the age and poor condition of the facility. The Company anticipates spending substantial amounts of capital in an effort to comply with the requirement of becoming a Villager Lodge franchise.

Cash flow provided by operations were $11,801 for the six months ended June 30, 2000, compared to cash flow provided for operations of $ 27,290 for the six months ended June 30, 1999. This decrease in cash flows provided in operating activities for the six months ended June 30, 2000 is primarily attributable to the increase in losses due to the factors previously discussed.

Cash flow used by investing activities were $307 for the six months ended June 30, 2000, compared to cash flow used by investing activities of $ 8,100 for the six months ended June 30, 1999. This decrease in cash flows used by investing activities for the quarter ended June 30, 2000 is primarily attributable to not performing capital expenditures due to limited funding. Cash flow used in financing activities was $17,890 for the six months ended June 30, 2000, compared to cash flows used of $15,475 for the six months ended June 30, 1999. The Company's cash flow used in financing activities increased due to the fact that the Company was able to retire more debt than it could in the previous year.

The Company has funded its cash needs from inception through June 30, 2000 with revenues generated from its operations and advances from its Parent Company. In addition, the Company may issue additional shares of its common stock pursuant to a private placement or registered offering, if necessary to raise additional capital.

Capital Expenditures

The Company made $307 and $8,100 in capital expenditures on property or equipment for the six months ended June 30, 2000 and 1999, respectively.

The Company has a working capital deficiency at June 30, 2000 in the amount of $409,378. However, $384,800 of this working capital deficiency is owed to the Company's parent. The Company intends to fund the Motel's operations over the course of the next year with long term bank financing, increasing rental revenues from increased occupancy rates and/or equity financing in the form of a private placement offering.

During 2000 the Company expects to spend up to $500,000 or more in capital improvements on renovations to the Motel. Anticipated capital expenditures will depend upon financing that is being sought for renovations. It is anticipated that the cost to make the initial renovations in each room of the Motel will be approximately $2,000 or $250,000 total. These initial renovations will include new paint, new carpeting, new door locks and replacing certain fixtures. The Company anticipates spending an additional $2,000 to $3,000 per room after the initial renovations are made on new furnishings and updating the exterior of the building. The Company anticipates the source of these expenditures to come from equity offerings, bank financing, or loans from insiders and control persons of the Company. In the event that the Company is unable to obtain the necessary amount of capital, the Company may choose not to operate as a Villager Lodge and may operate as an independent motel until financing is obtained.

Income Tax Expense (Benefit)

The Company has an income tax benefit resulting from net operating losses to offset future operating profit.

Impact of Inflation

The Company believes that inflation has had a negligible effect on operations over the past three years. The Company believes that it can offset inflationary increases in the cost of materials and labor by increasing sales and improving operating efficiencies.

Known Trends, Events, or Uncertainties

Lodging Industry Operating Risks. The Company is subject to all operating risks common to the lodging industry. These risks include, among other things, (i) competition for guests from other hotels, a number of which may have greater marketing and financial resources than the Company, (ii) increases in operating costs due to inflation and other factors, which increases may not have been offset in recent years, and may not be offset in the future, by increased room rates, (iii) dependance on business and commercial travelers and tourism, which business may fluctuate and be seasonal, (iv) increase in energy costs and other expenses of travel which may deter travelers, and (v) adverse effects of general and local economic and weather conditions.

Capital Requirements and Availability of Financing. The Company's business is capital intensive, and it will have significant capital requirements in the future. The Company's leverage could affect its ability to obtain financing in the future to undertake remodeling or refinancings on terms and subject to conditions deemed acceptable to the Company. In the event that the Company's cash flow and working capital are not sufficient to fund the Company's expenditures or to service its indebtedness, it would be required to raise additional funds through the sale of additional equity securities, the refinancing of all or part of its indebtedness or the sale of assets. There can be no assurances that any of these sources of funds would be available in an amount sufficient for the Company to meet its obligations. Moreover, even if the Company were able to meet its obligations, its leveraged capital structure could significantly limit its ability to finance its remodeling program and other capital expenditures to compete effectively or to operate successfully under adverse economic conditions. Additionally, financial and operating restrictions contained in the Company's existing indebtedness may limit the Company's ability to secure additional financing, and may prevent the Company from engaging in transactions that might otherwise be beneficial to the Company and to holders of the Company's common stock. The Company's ability to satisfy its obligations will also be dependant upon its future performance, which is subject to prevailing economic conditions and financial, business and other factors beyond the Company's control.

General Real Estate Investment Risks. The Company's investments are subject to varying degrees of risk generally incident to the ownership of real property. Real estate values and income from the Company's current properties may be adversely affected by changes in national or local economic conditions and neighborhood characteristics, changes in interest rates and in the availability, cost and terms of mortgage funds, the impact of present or future environmental legislation and compliance with environmental laws, the ongoing need for capital improvements, changes in governmental rules and fiscal policies, civil unrest, acts of God, including earthquakes and other natural disasters which may result in uninsured losses), acts of war, adverse changes in zoning laws and other factors which are beyond the control of the Company.

Value and Illiquidity of Real Estate. Real estate investments are relatively illiquid. The ability of the Company to vary its ownership of real estate property in response to changes in economic and other conditions is limited. If the Company must sell an investment, there can be no assurance that the Company will be able to dispose of it in the time period it desires or that the sales price of any investment will recoup the amount of the Company's investment.

Property Taxes. The Company's property is subject to real property taxes. The real property taxes on this property may increase or decrease as property tax rates change and as the property is assessed or reassessed by taxing authorities. If property taxes increase, the Company's operations could be adversely affected.

Risks of Remodeling / Expansion Strategy. The Company intends to pursue a strategy of growth through the remodeling of the Motel and may pursue a similar strategy in acquiring future properties. There can be no assurance that the Company will obtain adequate financing for the renovations nor can there be any assurance that renovations undertaken by the Company will be profitable. The construction of renovations that are not profitable could adversely affect the Company's profitability. The Company may in the future require additional financing in order to continue its renovation plans. There is no assurance that such additional financing, if any, will be available to the Company on acceptable terms.

Investment in Single Industry/Property. The Company is subject to risks inherent in investments in a single industry/property. The effects on the Company's revenues resulting from a downturn in the lodging industry would be more pronounced than if the Company had diversified its investments outside of the lodging industry.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, nominee for election as a director of the Company, nor associate of the foregoing persons has any substantial interest, direct or indirect, in the Company's change of domicile or the forward split of the Company's shares which differs from that of other shareholders of the Company. No director of the Company opposes the proposed action of changing domicile or effecting a forward split of the Company's shares.

                            10-KSB AND 10-QSB REPORTS

THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR, AND ITS MOST RECENT
QUARTERLY REPORT ON FORM 10-QSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT QUARTER, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE DIRECTED TO CHIEF FINANCIAL OFFICER, GOLDEN OPPORTUNITY DEVELOPMENT CORPORATION, 268 WEST 400 SOUTH, SUITE 300, SALT LAKE CITY, UTAH 84101.

Dated: _______________

                                       By Order of the Board of Directors

                                       /s/ Svetlana Senkovskaia
                                       -------------------------
                                       Secretary of the Company

                                  Appendix "A"

                          AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (hereinafter called the "Merger Agreement") is made as of August 24, 2000, by and between Golden Opportunity Development
Corporation, a Louisiana corporation ("GODC"), and Golden Opportunity Development Corporation, a Nevada corporation ("GODC Nevada"). GODC and GODC Nevada are sometimes referred to as the "Constituent Corporations."

                                    Recitals

A. Whereas, The authorized capital stock of GODC consists of 10,000,000 shares of Common Stock, $0.001 par value of which 275,423 shares are issued and outstanding.

B. Whereas, the authorized capital stock of GODC Nevada, upon effectuation of the transactions set forth in this Merger Agreement, will consist of 10,000,000 shares of Common Stock, $0.001 par value.

C. Whereas, the directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that GODC merge with and into GODC Nevada upon the terms and conditions herein provided, for the sole purpose of effecting a change of domicile from the State of Louisiana to the State of Nevada.

D. Whereas, the merger will have no effect or change in the nature of the business or management of the resulting business operating through the surviving corporation.

                                    Agreement

NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that GODC shall merge into GODC Nevada on the following terms, conditions and other provisions:

1. TERMS AND CONDITIONS.

         1.1 Merger. GODC shall be merged with and into GODC Nevada (the "Merger"), and GODC Nevada shall be the surviving corporation (the "Surviving Corporation") effective upon the date when this Merger Agreement is filed with the Secretary of State of Nevada (the "Effective Date").

         1.2 Succession. On the Effective Date, GODC Nevada shall continue its corporate existence under the laws of the State of Nevada, and the separate existence and corporate organization of GODC, except insofar as it may be continued by operation of law, shall be terminated and cease.

         1.3 Transfer of Assets and Liabilities. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

         1.4 Common Stock of GODC and GODC Nevada. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, (i) each share of Common Stock of GODC issued and outstanding immediately prior thereto shall be converted into shares of fully paid and nonassessable shares of the Common Stock of GODC Nevada at a ratio of 1 GODC share to 10 GODC Nevada shares, and (ii) each share of Common Stock of GODC Nevada issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

         1.5 Stock certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock or of the Preferred Stock of GODC shall be deemed for all purposes to evidence ownership of and to represent the shares of GODC Nevada into which the shares of GODC represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of GODC Nevada evidenced by such outstanding certificate as above provided.

2. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS.

          2.1   Articles  of   Incorporation   and  Bylaws.   The   Articles  of
Incorporation and Bylaws of GODC Nevada in effect on the Effective Date shall continue to be the Articles of Incorporation and Bylaws of the Surviving Corporation.

         2.2 Directors. The directors of GODC immediately preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

         2.3 Officers. The officers of GODC immediately preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

3. MISCELLANEOUS.

         3.1 Further Assurances. From time to time, and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of GODC such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of GODC and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of GODC or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         3.2 Amendment. At any time before or after approval by the shareholders of GODC, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the shareholders of GODC, the principal terms may not be amended without the further approval of the shareholders of
GODC) as may be determined in the judgment of the respective Board of Directors of GODC Nevada and GODC to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

         3.3  Conditions  To  Merger.   The   obligations  of  the   Constituent
Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law): the Merger shall have been approved by the shareholders of GODC in accordance with applicable provisions of the Colorado Business Corporations Act; and GODC, as sole shareholder of GODC Nevada, shall have approved the Merger in accordance with the General Corporation Law of the State of Nevada; and any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of GODC to be material to consummation of the Merger shall have been obtained.

         3.4 Abandonment or Deferral. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either GODC or GODC Nevada or both, notwithstanding the approval of this Merger Agreement by the shareholders of GODC or GODC

Nevada, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of GODC and GODC Nevada, such action would be in the best interest of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that GODC shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

         3.5 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of GODC and GODC Nevada, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

                   GOLDEN OPPORTUNITY DEVELOPMENT CORPORATION,
                             a Louisiana Corporation

      /s/ Richard D. Surber                          /s/Svetlana Senkovskaia
By: ____________________________             By________________________________
    Richard D. Surber, President and CEO         Svetlana Senkovskaia, Secretary




                   GOLDEN OPPORTUNITY DEVELOPMENT CORPORATION

                              a Nevada Corporation

         /s/ Richard D. Surber                      /s/ Svetlana Senkovskaia
By: _______________________________         By________________________________
       Richard D. Surber, President and CEO      Svetlana Senkovskaia, Secretary

                                  Appendix "B"

           ARTICLES OF INCORPORATION OF GOLDEN OPPORTUNITY DEVELOPMENT
                                   CORPORATION

                                   ARTICLE 1.

                                  Company Name

     1.1 The name of this corporation is Golden Opportunity Development Corporation

                                   ARTICLE 2.

                                    Duration

     2.1 The corporation shall continue in existence perpetually unless sooner dissolved according to law.

                                   ARTICLE 3.

                       Principal Office & Registered Agent

     3.1 The resident agent and registered office located within the State of Nevada is:

                  LaVonne Frost
                  711 South Carson St. Suite 1
                  Carson City, Nevada 89701

                                   ARTICLE 4.

                                     Purpose

     4.1 The purpose for which the corporation is organized is to engage in any lawful activity within or without the State of Nevada.

                                   ARTICLE 5.

                               Board of Directors

     5.1. Number. The members of the governing Board of the Corporation shall be styled "Directors", and the first Board shall be three (3) in number. The Number of directors shall not be reduced to less than one (1) nor exceed seven (7) and may, at any time or times, be increased or decreased in such manner as shall be provided in the Bylaws of the corporation or by an amendment to the Bylaws of the corporation duly adopted by either the Board of Directors or the Shareholders.

     5.2 The names and addresses of the first Board of Directors are as follows:

                  Richard D. Surber
                  268 West 400 South, Suite 300
                  Salt Lake City, Utah 84101

                  John Fry
                  268 West 400 South, Suite 300
                  Salt Lake City, Utah 84101

                  Svetlana Senkovskaia
                  268 West 400 South, Suite 300
                  Salt Lake City, Utah 84101

                                   ARTICLE 6.

                                  Capital Stock

     6.1 The corporation shall have the authority to issue one hundred million (100,000,000) shares of common stock, $0.001 per value ("Common Stock"). Shares of any class of stock may be issued, without shareholder action, from time to time in one or more series as may from time to time be determined the board of directors. The Corporation's board of directors is hereby expressly granted authority, without the necessity of shareholder action, and within the limits set forth in the Nevada business Corporation Law, to:

               (a) designate in whole or in part, the preferences, limitations, and relative rights of any class of shares before the issuance of any shares of that class;

               (b) create one or more series within a class of shares, fix the number of shares of each such series, and designate, in whole or in part, the preferences, limitations, and relative rights of the series, all before the issuance of any shares of that series;

               (c) alter or revoke the preferences, limitations, and relative rights granted to or imposed upon any wholly unissued class of shares or any wholly unissued series of any class of shares; and

               (d) increase or decrease the number of shares constituting any series, the number of shares of which was originally fixed by the board of directors, either before or after the issuance of shares of the series; provided that, the number my not be decreased below the number of shares of the series then outstanding, or increased above the total number of authorized shares of the applicable class of shares available for designation as part of the series.

     6.2 The allocation between the classes, or among the series of each class, of unhnfited voting rights and the right to receive the net assets of the Corporation upon dissolution, shall be as designated by the board of directors. All rights accruing to the outstanding shares of the Corporation not expressly provided, or to the contrary, herein or in the Corporation's bylaws or in any amendment hereto or thereto shall be vested in the Common Stock. Accordingly, unless and until otherwise deigned by the Corporation's board of directors and subject to any superior rights as so designated, the Common Stock shall have unlimited voting rights and shall be entitled to receive the net assets of the Corporation upon dissolution.

     6.3 The capital stock of the Corporation shall be issued as fully paid, and the private property of the shareholders shall not be subject to pay debts, obligations, or liabilities of the Corporation, and no paid up stock, and no stock issued as fully paid up shall ever be assessable or assessed.

     6.4 The holders of shares of capital stock of the Corporation shall not be entitled to preemptive or preferential rights to subscribe to any unissued stock or any other securities which the Corporation may now or hereafter be authorized to issue.

     6.5 The Corporations's capital stock may be issued and sold from time to time for such consideration as may be fixed by the board of directors.

     6.6 The shareholders shall not possess cumulative voting rights.

                                   ARTICLE 7.

                             No Further Assessments

     7.1 The capital stock, after the amount of the subscription price has been paid in money, property, or services, as the Board of Directors shall determine, shall be subject to no further assessment to pay the debts of the corporation, and no stock issued as fully paid up shall ever be assessable or assessed, and these Articles of Incorporation shall not and cannot be amended, regardless of the vote therefore, so as to amend, modify or rescind this Article 6., or any of the provisions hereof.

                                   ARTICLE 8.

                                     Bylaws

     8.1 The bylaws of the Corporation shall be adopted by its board of directors. The power to alter, amend, or repeal the bylaws, or to adopt new bylaws, shall be vested in the board of directors, except as otherwise may be specifically provided by law or in the bylaws.

                                   ARTICLE 9.

                             Shareholder's Meetings

     9.1 Meetings of shareholders shall be held at such place within or without the State of Nevada as may be provided by the Corporation's bylaws. Special meetings of the shareholders may be called by the president or any other executive officer of the Corporation, the board of directors, or any member thereof, or by the record holder or holders, of at least ten percent (1O%) of all shares entitled to vote at the meeting. Any action otherwise required to be taken at a meeting of the shareholders, except election of directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by shareholders having at least a majority of the voting power.

                                   ARTICLE 10.

     Election Not to be Governed By Provisions of NRS 78.411 to 78.444.

     10.1 The Corporation, pursuant to NRS 78.434, hereby elects not to be governed by the provisions of NRS 78.411 to 78.444, inclusive.

                                   ARTICLE 11.

                    Indemnification of Officers and Directors

     11.1 The Corporation shall indemnify its directors, officers, employee, fiduciaries and agents to the fullest extent permitted under the Nevada Revised Statutes.

     11.2 Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person for whom he is the legal representative is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Nevada from time to time against all expenses, liability and loss (including attorney's fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any By-Law, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.

     11.3 Without limiting the application of the foregoing, the Board of Directors may adopt By-Laws from time to time with respect to indemnification to provide at all times the fullest indemnification permitted by the law of the State of Nevada and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation as a director of officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

     11.4 The private property of the Stockholders, Directors and Officers shall not be subject to the payment of corporate debts to any extent whatsoever.

     11.5 No director, officer or shareholder shall have any personal liability to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this provision does not eliminate nor limit in any way the liability of a director or officer for:

          (a) Acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

          (b) The payment of dividends in violation of Nevada Revised Statutes (N.R.S.) 78.300.

                                  ARTICLE 12.

                        Purchase of Corporation's Shares

         12.1 The corporation, by action of its directors, and without action by its shareholders, may purchase its own shares in accordance with the provisions of the Nevada Corporations Code. Such purchases may be made either in the open marker or at a public or private sale, in such manner and amounts, from such holder or holders of outstanding shares of the corporation and at such prices as the Board of Directors shall from time to time determine.

                                   ARTICLE 13.

                                  Incorporators

     13.1 The name and address of the Incorporator of the corporation is as follows:

                           Richard D. Surber
                           268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101

         IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of August, 2000, hereby declaring and certifying that the facts stated hereinabove are true.

                      /s/ Richard D. Surber
                  ----------------------------------------
                  Richard D. Surber, Incorporator and Director

         NOTARIZATION OF SIGNATURE OF A DIRECTOR AND THE INCORPORATOR

         State of Utah              )
                                    )

         County of Salt Lake        )

         On this 22nd day of July, 2000 before me, Bonnie Tippets, a notary public, personally appeared Richard D. Surber who is personally known to me to be the person whose name is subscribed to this instrument and who has acknowledged that he executed the same as a Director and the Incorporator of Kelly's Coffee Group, Inc.

                                             /s/ Bonnie Tippets
         S                                   ___________________________________
         E                                   Notary Public
         A                                   4/14/2001
         L                                   ___________________________________
                                             My Commission Expires

                                  Appendix "C"

                                     BYLAWS
                                       OF
        Golden Opportunity Development Corporation, a Nevada Corporation

                                    ARTICLE 1

                                     Offices

         Section 1.01 - Principal Office.

         The principal and registered office for the transaction of the business of the Corporation is hereby fixed and located at: 268 West 4OO South, Suite 3OO, Salt Lake City, Utah 84101. The Corporation may have such other offices as the Corporation's Board of Directors (the "Board") may designate or as the business of the Corporation may require from time to time.

         Section 1.02 - Other Offices.

         Branch or subordinate offices may at any time be established by the Board at any place or places wherein the Corporation is qualified to do business.

                                    ARTICLE 2

                            Meetings of Shareholders

         Section 2.01 - Meeting Place.
                        -------------

         All annual meetings of shareholders and all other meetings of shareholders shall be held either at the principal office or at any other place which may be designated either by the Board, pursuant to authority hereinafter granted, or by the written consent of all shareholders entitled to vote thereat given either before or after the meeting and filed with the secretary of the Corporation.

         Section 2.02 - Annual Meetings.

     A. The annual meetings of shareholders shall be held on the anniversary date of the date of incorporation at the hour of two o'clock p.m., provided, however, that should the day of the annual meeting fall upon a legal holiday, then any such annual meeting of shareholders shall be held at the same time and place on the next business day thereafter which is not a legal holiday.

          B. Written notice of each annual meeting signed by the president or vice president, or the secretary, or an assistant secretary, or by such other person or persons as the Board may designate, shall be given to each shareholder entitled to vote thereat, either personally or by mail or other means of written communication, charges prepaid, addressed to such shareholder at his address appearing on the books of the Corporation or given by him to the Corporation for the purpose of notice. ff a shareholder gives no address, notice shall be deemed to have been given to him if sent by mail or other means of written communication addressed to the place where the principal office of the Corporation is situated, or if published at least once in some newspaper of general circulation in the county in which said office is located. AU such notices shall be sent to each shareholder entitled thereto, or published, not less than ten (10) nor more than sixty (60) days before each annual meeting, and shall specify the place, the day, and the hour of such meeting, and shall also state the purpose or purposes for which the meeting is called.


     C. Failure to hold the annual meeting shall not constitute dissolution or forfeiture of the Corporation, and a special meeting of the shareholders may take the place thereof.

         Section 2.03 - Special Meeting.
                        ---------------

         Special meetings of the shareholders, for any purpose or purposes whatsoever, may be called at any time by the President or by the Board, or by one or more shareholders holding not less than ten percent (10%) of the voting power of the Corporation. Except in special cases where other express provision is made by statute, notice of such special meetings shall be given in the same manner as for annual meetings of shareholders. Notices of any special meeting shall specify in addition to the place, day, and hour of such meeting, the purpose or purposes for which the meeting is called.

         Section 2.04 - Adjourned Meetings and Notice Thereof.

     A. Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum, no other business may be transacted at any such meeting.

     B. When any shareholders' meeting, either annual or special is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which such adjournment is taken.

         Section 2.05 - Entry of Notice.

         Whenever any shareholder entitled to vote has been absent from any meeting of shareholders, whether annual or special, an entry in the minutes to the effect that notice has been duly given shall be conclusive and incontrovertible evidence that due notice of such meeting was given to such shareholder, as required by law and these Bylaws.

         Section 2.06 - Voting.

         At all annual and special meetings of shareholders, each shareholder entitled to vote thereat shall have one vote for each share of stock so held and represented at such meetings, either in person or by written proxy, unless the Corporation's Articles of Incorporation ("Articles") provide otherwise, in which event, the voting rights, powers, and privileges prescribed in the Articles shall prevail. Voting for Directors and, upon demand of any shareholder, upon any question at any meeting, shall be by ballot. If a quorum is present at a meeting of the shareholders, the vote of a majority of the shares represented at such meeting shall be sufficient to bind the Corporation, unless otherwise provided in the Bylaws or the Articles.

         Section 2.07 - Quorum.

         The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

         Section 2.08 - Consent of Absentees.

         The transactions of any meeting of shareholders, either annual or special, however called and notice given thereof, shall be as valid as though done at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before of after the meeting, each of the shareholders entitled to vote, not present in person or by proxy, signs a written Waiver of Notice, or a consent to the holding of such meeting, or an approval of the Minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the Minutes of such meeting.

         Section 2.09 - Proxies.

          Every person entitled to vote or execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the secretary of the Corporation; provided however, that no such proxy shall be valid after the expiration of eleven (I 1) months from the date of its execution, unless the shareholder executing it specifies therein the length of time for which such proxy is to continue in force, which in no case shall exceed seven (7) years from the date of its execution.

         Section 2.10 - Shareholder Action Without a Meeting.
                        ------------------------------------

         Any  action  required  or  permitted  to be taken at a  meeting  of the shareholders may be taken without a meeting if a written consent thereto is signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In no instance where action is authorized by this written consent need a meeting of shareholders be called or notice given. The written consent must be filed with the proceedings of the shareholders.

                                    ARTICLE 3

                               Board of Directors

         Section 3.01 - Powers.

         Subject to the limitations of the Articles, these Bylaws, and the provisions of Louisiana corporate law as to action to be authorized or approved by the shareholders, and subject to the duties of Directors as prescribed by these Bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be controlled by, the Board. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Directors shall have the following powers:

         A. To select and remove all the other officers, agents, and employees of the Corporation, prescribe such powers and duties for them as are not inconsistent with law, with the Articles, or these Bylaws, fix their compensation, and require from them security for faithful service.

         B. To conduct, manage, and control the affairs and business of the Corporation, and to make such rules and regulations therefore not inconsistent with the law, the Articles, or these Bylaws, as they may deem best.

         C. To change the principal office for the transaction of the business if such change becomes necessary or useful; to fix and locate from time to time one or more subsidiary offices of the Corporation, as provided in Section 1.02 of Article I hereof, to designate any reasonable place for the holding of any shareholders' meeting or meetings; and to adopt, make, and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, as in their judgment they may deem best, provided such seal and such certificates shall at all times comply with the provisions of law.

         D. To authorize the issuance of shares of stock of the Corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities canceled, or tangible or intangible property actually received, or in the case of shares issued as a dividend, against amounts transferred from surplus to stated capital.

         E. To borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefore, m the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecation, or other evidences of debt and securities therefore.

         F. To appoint an executive committee and other committees and to delegate to the executive committee any of the powers and authority of the Board in management of the business and affairs of the Corporation, except the power to declare dividends and to adopt, amend, or repeal Bylaws. The Executive Committee shall be composed of one or more Directors.

         Section 3.02 - Number and Qualifications of Directors.

         The authorized number of Directors of the Corporation shall not be less than one (1) nor more than twelve (12).

         Section 3.03 - Election and Term of Office,

         The Directors shall be elected at each annual meeting of shareholders, but if any such annual meeting is not held, or the Directors are not elected thereat, the Directors may be elected at any special meeting of shareholders. All Directors shall hold office until their respective successors are elected.

         Section 3.04 - Vacancies.

         A. Vacancies in the Board may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director, and each Director so elected or appointed shall hold office until his successor is elected at an annual or a special meeting of the shareholders.

         B. A vacancy or vacancies in the Board shall be deemed to exist in case of the death, resignation, or removal of any Director, or if the authorized number of Directors be increased, or if the shareholders fail at any annual or special meeting of shareholders at which any Director or Directors are elected to elect the full authorized number of Directors to be voted for at that meeting.

         C. The shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors.

         D. No reduction of the authorized number of Directors shall have the effect of removing any Director unless also authorized by a vote of the shareholders.


                                    ARTICLE 4

                       Meetings of the Board of Directors


         Section 4.01 - Place of Meetings.

         Regular meetings of the Board shall be held at any reasonable place, with sufficient notice given, which has been designated from time to time by resolution of the Board or by written consent of all members of the Board. In the absence of such designation, regular meetings shall be held at the principal office of the Corporation. Special meetings of the Board may be held either at a place so designated, or at the principal office. Failure to hold an annual meeting of the Board shall not constitute forfeiture or dissolution of the Corporation.

         Section 4.02 - Organization Meeting.

         Immediately following each annual meeting of shareholders, the Board shall hold a regular meeting for the purpose of organization, election of officers, and the transaction of other business. Notice of such meeting is hereby dispensed with.

         Section 4.03 - Other Regular Meetings.
                        ----------------------

         Other regular meetings of die Board shall be held, whether monthly or quarterly or by some other schedule, at a day and time as set by the President; provided however, that should the day of the meeting fall upon a legal holiday, then such meeting shall be held at the same time on the next business day thereafter which is not a legal holiday. Notice of all such regular meetings of the Board is hereby required.

         Section 4.04 - Special Meetings.

     A. Special meetings of the Board may be called at any time for any purpose or purposes by the President, or, if he is absent or unable or refuses to act, by any Vice President or by any two Directors.

     B. Written notice of the time and place of special meetings shall be delivered personally to each Director or sent to each Director by mail
(including overnight delivery services such as Federal Express) or telegraph, charges prepaid, addressed to him at his address as it is shown upon the records of the Corporation, or if it is not shown upon such records or is not readily ascertainable, at the place in which the regular meetings of the Di-rectors are normally held. No such notice is valid unless delivered to the Director to whom it was addressed at least twenty-four (24) hours prior to the time of the meeting. However, such mailing, telegraphing, or delivery as above provided herein shall constitute prima facie evidence that such director received proper and timely notice.

         Section 4.05 -- Notice of Adjournment.

         Notice of the time and place of an adjourned meeting need not be given to absent Directors, if the time and place be fixed at the meeting adjourned.

         Section 4.06 - Waiver of Notice.

         The transactions of any meeting of the Board, however called and noticed or wherever held, shall be as valid as though a meeting had been duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice or a consent to holding such meeting or an approval of the Minutes thereof. All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the Minutes of the meeting.


         Section 4.07 - Quorum.

         If the Corporation has only one Director, then the presence of that one Director constitutes a quorum. If the Corporation has only two Directors, then the presence of both such Directors is necessary to constitute a quorum. If the Corporation has three or more Directors, then a majority of those Directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. A Director may be present at a meeting either in person or by telephone. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum is present, shall be regarded as the act of the Board, unless a greater number be required by law or by the Articles.

         Section 4.08 - Adjournment.

         A quorum of the Directors may adjourn any Directors' Meeting to meet again at a stated day and hour; provided however, that in the absence of a quorum, a majority of the Directors present at any Directors'

Meeting, either regular or special, may adjourn such meeting only until the time fixed for the next regular meeting of the Board.

         Section 4.09 - Fees and Compensation.

         Directors shall receive a stated salary for their services as Directors in stock of the Corporation. In addition, by resolution of the Board, a fixed fee, with or without expenses of attendance, may be allowed for attendance at each meeting. Nothing stated herein shall be construed to preclude any Director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefore.

         Section 4.10 - Action Without a Meeting.
                        ------------------------

         Any action required or permitted to be taken at a meeting of the Board, or a committee thereof, may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the Board or of the Committee. The written consent must be filed with the proceedings of the Board or Committee.

                                    ARTICLE 5

                                    Officers

         Section 5.01 - Executive Officers.
                        ------------------

         The executive officers of the Corporation shall be a President, a Secretary, and a Treasurer/Chief Financial Officer. The Corporation may also have, at the direction of the Board, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of
Section 5.03 of this Article. Officers other than the President and the Chairman of the Board need not be Directors. Any one person may hold two or more offices, unless otherwise prohibited by the Articles or by law.

         Section 5.02 -- Appointment.

         The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.03 and 5.05 of this Article, shall be appointed by the Board, and each shall hold hi s office until he resigns or is removed or otherwise disqualified to serve, or his successor is appointed and qualified.

         Section 5.03 - Subordinate Officers.
                        --------------------

         The Board may appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board may from time to time determine.

         Section 5.04 - Removal and Resignation.

         A. Any officer may be removed, either with or without cause, by a majority of the Directors at the time in office, at any regular or special meeting of the Board.

         B. Any officer may resign at any time by giving written notice to the Board or to the President or Secretary. Any such resignation shall take effect on the date such notice is received or at any later time specified therein.

         Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 5.05 - Vacancies.

         A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to such office.

         Section 5.06 - Chairman of The Board.

         The Chairman of the Board, if there be such an officer, shall, if present, preside at all meetings of the Board, and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board or prescribed by these Bylaws.

         Section 5.07 - President.

         Subject to such supervisory powers, if any, as may be given by the Board to the Chairman of the Board (if there be such an officer), the President shall be the Chief Executive Officer of the Corporation and shall, subject to the control of the Board, have general supervision, direction, and control of the business and officers of the Corporation. He shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board. He shall be an ex-officio member of all the standing committees, including the Executive Committee, if any, and shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the Board or these Bylaws.

         Section 5.08 - Vice President.
                        --------------

         In the absence or disability of the President the Vice Presidents, in order of their rank as fixed by the Board, or if not ranked, the Vice President designated by the Board, shall perform all the duties of the President and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board or these Bylaws.

         Section 5.09 - Secretary.

         A. The Secretary shall keep, or cause to be kept, at the principal office or such other place as the Board may direct a book of (i) Minutes of all meetings of directors and shareholders, with the time and place of holding, whether regular or special, and if special how authorized, the notice thereof given, the names of those present and absent at Directors' Meetings, the number of shares present or represented at Shareholders' Meetings, and the proceedings thereof, and (ii) any waivers, consents, or approvals authorized to be given by law or these Bylaws.

         B. The Secretary shall keep, or cause to be kept, at the principal office, a share register, or a duplicate share register, showing (i) the name of each shareholder and his or her address; (ii) the number and class or classes of shares held by each, and the number and date of certificates issued for the same; and (iii) the number and date of cancellation of every certificate surrendered for cancellation.

         C. The Secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the Board required by these Bylaws or by law to be given, and he shall keep the seal of the Corporation, if any, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board or these Bylaws.

         Section 5.10 - Treasurer/Chief Financial Officer.

         A. The Treasurer/Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus, and shares. Any surplus, including earned surplus, paid-in surplus, and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account. The books of account shall at all times be open to inspection by any Director.

         B. The Treasurer/Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board. He shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the President and Directors, whenever they request it, an account of all of his transactions as Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board or these Bylaws.

                                    ARTICLE 6

                                  Miscellaneous


         Section 6.01 - Record Date and Closing Stock Books.
                        -----------------------------------

         The Board may fix a time in the future, for the payment of any dividend or distribution, or for the allotment of rights, or when any change or conversion or exchange of shares shall go into effect, as a record date for the determination of the shareholders entitled to notice of and to vote at any such meeting, or entitled to receive any such dividend or distribution, or any such allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of shares, and in such case only shareholders of record on the date so fixed shall be entitled to notice of and to vote at such meetings, or to receive such dividend, distribution, or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after any record date fixed as herein set forth. The Board may close the books of the Corporation against transfers of shares during the whole, or any part, of any such period.

         Section 6.02 - Inspection of Corporate Records.
                        -------------------------------

         The Share Register or Duplicate Share Register, the Books of Account, and Records of Proceedings of the Shareholders and Directors shall be open to inspection upon the written demand of any shareholder or the holder of a voting trust certificate, at any reasonable time, and for a purpose reasonably related to his interests as a shareholder or as the holder of a voting trust certificate, and shall be exhibited at any time when required by the demand of ten percent (10%) of the shares represented at any shareholders' meeting. Such inspection may be made in person or by an agent or attorney, and shall include the right to make extracts. Demand of inspection other than at a Shareholders' Meeting shall be made in writing upon the President, Secretary, or Assistant Secretary, and shall state the reason for which inspection is requested.

         Section 6.03 - Checks, Drafts, Etc.

         All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board.

         Section 6.04 - Annual Report.
                        -------------

         The Board shall cause to be sent to the shareholders, not later than one hundred twenty (120) days after the close of the fiscal or calendar year, an annual report.

         Section 6.05 - Contracts: How Executed.
                        -----------------------

         The Board, except as otherwise provided in these Bylaws, may authorize any officer, officers, agent, or agents, to enter into any contract, deed, or lease, or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board, no officer, agent, or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or render it liable for any purpose or for any amount.

         Section 6.06 - Certificates of Stock.

         A certificate or certificates for shares of the capital stock of the Corporation shall be issued to each shareholder when any such shares are fully paid up. All such certificates shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary, or be authenticated by facsimiles of the signature of the President and Secretary or by a facsimile of the signatures of the President and the written signature of the Secretary or an Assistant Secretary. Every certificate authenticated by a facsimile of a signature must be countersigned by a transfer agent or transfer clerk.

         Section 6.07 - Representations of Shares of Other Corporations.
                        -----------------------------------------------

         The President or any Vice President and the Secretary or Assistant Secretary of this Corporation are authorized to vote, represent, and exercise on behalf of this Corporation, all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority herein granted to said officers to vote or represent on behalf of this Corporation or corporations may be exercised either by such officers in person or by any person authorized so to do by proxy or power of attorney duly executed by said officers.

         Section 6.08 - Inspection of Bylaws.

         The Corporation shall keep in its principal office for the transaction of business the original or a copy of these Bylaws, as amended or otherwise altered to date, certified by the Secretary, which shall be open to inspection by the shareholders at all reasonable times during office hours.

         Section 6.09 - Indemnification.

         A. The Corporation shall indemnify its officers and directors for any liability including reasonable costs of defense arising out of any act or omission of any officer or director on behalf of the Corporation to the full extent allowed by the laws of the State of Louisiana, if the officer or director acted in good faith and in a manner the officer or director reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.

         B. Any indemnification under this section (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because the officer or director has met the applicable standard of conduct. Such determination shall be made by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit, or proceeding, or, regardless of whether or not such a quorum is obtainable and a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the stockholders.

                                    ARTICLE 7

                                   Amendments

         Section 7.01 - Power of Shareholders.

         New Bylaws may be adopted, or these Bylaws may be amended or repealed, by the affirmative vote of the shareholders collectively having a majority of the voting power or by the written assent of such shareholders.

         Section 7.02 - Power of Directors.

         Subject to the rights of the shareholders as provided in Section 7.01 of this Article, Bylaws other than a bylaw, or amendment thereof, changing the authorized number of Directors, may also be adopted, amended, or repealed by the Board.


                                   Certificate

         The undersigned, being a majority of the initial Board of Golden Opportunity Development Corporation, a corporation duly organized and existing under and by virtue of the laws of the State of Nevada; certify that the above and foregoing Bylaws of said corporation were duly and regularly adopted as such by the Board of Directors of the Corporation at a meeting of said Board, which was duly held on the 12th day of March, 1999, that the above and foregoing Bylaws are now in full force and effect.

                              DATED this 24th  day of August, 1999

                              /s/ Richard D. Surber
                              ------------------------
                              Richard Surber, Director

                              /s/ John Fry

                              --------------------------------
                              John Fry, Director

                              /s/ Svetlana Senkovskia

                              ---------------------------------
                              Svetlana Senkovskaia, Director

                                  Appendix "D"

                    Louisiana Revised Statutes Section 12:131

         A. Except as provided in subsection B of this section, if a corporation has, by vote of its shareholders, authorized a sale, lease or exchange of all of its assets, or has, by vote of its shareholders, become a party to a merger or consolidation, then, unless such authorization or action shall have been given or approved by at least eighty per cent of the total voting power, a shareholder who voted against such corporate action shall have the right to dissent. If a corporation has become a party to a merger pursuant to R.S. 12:112(H), the shareholders of any subsidiaries party to the merger shall have the right to dissent without regard to the proportion of the voting power which approved the merger and despite the fact that the merger was not approved by vote of the shareholders of any of the corporations involved.

B. The right to dissent provided by this Section shall not exist in the case of:

(1) A sale pursuant to an order of a court having jurisdiction in the premises.

(2) A sale for cash on terms requiring distribution of all or substantially all of the net proceeds to the shareholders in accordance with their respective interests within one year after the date of the sale.

  (3) Shareholders holding shares of any class of stock which, at the record date fixed to determine shareholders entitled to receive notice of and to vote at the meeting of shareholders at which a merger or consolidation was acted on, were listed on a national securities exchange, or were designated as a national market system security on an inter- dealer quotation system by the National Association of Securities Dealers, unless the articles of the corporation issuing such stock provide otherwise or the shares of such shareholders were not converted by the merger or consolidation solely into shares of the surviving or new corporation.

  C. Except as provided in the last sentence of this subsection, any shareholder electing to exercise such right of dissent shall file with the corporation, prior to or at the meeting of shareholders at which such proposed corporate action is submitted to a vote, a written objection to such proposed corporate action, and shall vote his shares against such action. If such proposed corporate action be taken by the required vote, but by less than eighty per cent of the total voting power, and the merger, consolidation or sale, lease or exchange of assets authorized thereby be effected, the corporation shall promptly thereafter give written notice thereof, by registered mail, to each shareholder who filed such written objection to, and voted his shares against, such action, at such shareholder's last address on the corporation's records. Each such shareholder may, within twenty days after the mailing of such notice to him, but not thereafter, file with the corporation a demand in writing for the fair cash value of his shares as of the day before such vote was taken;
provided that he state in such demand the value demanded, and a post office address to which the reply of the corporation may be sent, and at the same time deposit in escrow in a chartered bank or trust company located in the parish of the registered office of the corporation, the certificates representing his shares, duly endorsed and transferred to the corporation upon the sole condition that said certificates shall be delivered to the corporation upon payment of the value of the shares determined in accordance with the provisions of this section. With his demand the shareholder shall deliver to the corporation, the written acknowledgment of such bank or trust company that it so holds his certificates of stock. Unless the objection, demand and acknowledgment aforesaid be made and delivered by the shareholder within the period above limited, he shall conclusively be presumed to have acquiesced in the corporate action proposed or taken. In the case of a merger pursuant to R.S. 12:112(H), the dissenting shareholder need not file an objection with the corporation nor vote against the merger, but need only file with the corporation, within twenty days after a copy of the merger certificate was mailed to him, a demand in writing for the cash value of his shares as of the day before the certificate was filed with the secretary of state, state in such demand the value demanded and a post office address to which the corporation's reply may be sent, deposit the certificates representing his shares in escrow as hereinabove provided, and deliver to the corporation with his demand the acknowledgment of the escrow bank or trust company as hereinabove prescribed.

D. If the corporation does not agree to the value so stated and demanded, or does not agree that a payment is due, it shall, within twenty days after receipt of such demand and acknowledgment, notify in writing the shareholder, at the designated post office address, of its disagreement, and shall state in such notice the value it will agree to pay if any payment should be held to be due; Otherwise it shall be liable for, and shall pay to the dissatisfied shareholder, the value demanded by him for his shares.

E. In case of disagreement as to the fair cash value, or as to whether any payment is due, after compliance by the parties with the provisions of subsections C and D of this section, the dissatisfied shareholder, within sixty days receipt of notice in writing of the corporation's disagreement, but not thereafter, may file suit against the corporation, or the merged or consolidated corporation, as the case may be, in the district court of the parish in which the corporation or the merged or consolidated corporation, as the case may be, has its registered office, praying the court to fix and decree the fair cash value of the dissatisfied shareholder's shares as of the day before such corporate action complained of was taken, and the court shall, on such evidence as may be adduced in relation thereto, determine summarily whether any payment is due, and, if so, such cash value, and render judgment accordingly. Any shareholder entitled to file such suit may, within such sixty-day period but not thereafter, intervene as a plaintiff in such suit filed by another shareholder, and recover therein Judgment against the corporation for the fair cash value of his shares. No order or decree shall be made by the court staying the proposed corporate action, and any such corporate action may be carried to completion notwithstanding any such suit. Failure of the shareholder to bring suit, or to intervene in such a suit, within sixty days after receipt of notice of disagreement by the corporation shall conclusively bind the shareholder (1) by the corporation's statement that no payment is due, or (2) if the corporation does not contend that no payment is due, to accept the value of his shares as fixed by the corporation in its notice of disagreement.

F. When the fair value of the shares has been agreed upon between the shareholder and the corporation, or when the corporation has become liable for the value demanded by the shareholder because of failure to give notice of disagreement and of the value it will pay, or when the shareholder has become bound to accept the value the corporation agrees is due because of his failure to bring suit within sixty days after receipt of notice of the corporation's disagreement, the action of the shareholder to recover such value must be brought within five years from the date the value was agreed upon, or the liability of the corporation became fixed.

G. If the corporation or the merged or consolidated corporation, as the case may be, shall -in its notice of disagreement, have offered to pay to the dissatisfied -shareholder on demand an amount in cash deemed by it to be the fair cash value of -his shares, and if, on the institution of a suit by the dissatisfied shareholder claiming an amount in excess of the amount so offered, the corporation, or the merged or consolidated corporation, as the case may be, shall deposit in the registry of the court, there to remain until the final determination of the cause, the amount so offered, then, if the amount finally awarded such shareholder, exclusive of interest and costs, be more than the amount offered and deposited as aforesaid, the costs of the proceeding shall be taxed against the corporation, or the merged or consolidated corporation, as the case may be; otherwise the costs of the proceeding shall be taxed against such shareholder.

  H. Upon filing a demand for the value of his shares, the shareholder shall cease to have any of the rights of a shareholder except the rights accorded by this section. Such a demand may be withdrawn by the shareholder at any time before the corporation gives notice of disagreement, as provided in subsection D of this section. After such notice of disagreement is given, withdrawal of a notice of election shall require the written consent of the corporation. If a notice of election is withdrawn, or the proposed corporate action is abandoned or rescinded, or a court shall determine that the shareholder is not entitled to receive payment for, his shares, or the shareholder shall otherwise lose his dissenter's rights, he shall not have the right to receive payment for his shares, his share certificates shall be returned to him (and, on his request, new certificates shall be issued to him in exchange for the old ones endorsed to the corporation), and he shall be reinstated to all his rights as a shareholder as of the filing of his demand for value, including any intervening preemptive rights, and the right to payment of any intervening dividend or other distribution, or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.